INTEREST INCOME, NET (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
INTEREST INCOME, NET
Interest income	¥ 385,375		¥ 383,116	¥ 437,869
Interest expense	(6,105)		(188,364)	(181,099)
Bank charges	(18,952)		(30,963)	(26,416)
Others	(5,751)		(189)	(15)
Total	¥ 354,567	$ 55,639	¥ 163,600	¥ 230,339